SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              Form 8-K

              Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31, 1998

                       ALLIANCE ENTERTAINMENT CORP.
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             (Exact name of registrant as specified in its charter)



 Delaware                           1-13054                     13-3645913
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(State or other                (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)


4250 Coral Ridge Drive, Coral Springs, Florida                 33065
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(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: (954) 346-0110



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Item 5.     Other Events

     On July 31, 1998, Alliance Entertainment Corp. (the "Company") issued a press release announcing that the U.S. Bankruptcy Court for the Southern District of New York has confirmed the Company's Third Amended Joint Plan of Reorganization. The Court's confirmation of the Company's plan clears the way for its emergence from its voluntary Chapter 11 proceeding early in August. The Company also reported its operating results for June.

     Certain matters discussed in the press release are forward-looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates or goals are also forward-looking statements. Such statements address future events and conditions concerning capital expenditures, earnings, sales, liquidity and capital resources, and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements, by reason of factors such as future economic conditions, including changes in customer demand, legislative, regulatory and competitive developments in markets in which the Company operates; and other circumstances affecting anticipated revenues and costs.

Item 7.     Financial Statements and Exhibits

             (c)         Exhibits

Exhibit 99.1      Press Release dated July 31, 1998.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ALLIANCE ENTERTAINMENT CORP.


                                           By:/s/ Eric Weisman
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                                           Name: Eric Weisman
                                           Title:President and
                                                 Chief Executive Officer


Date:     August 3, 1998


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                                  EXHIBIT INDEX



Exhibit 99.1      Press Release dated July 31, 1998.